SAFETY COMPONENTS INTERNATIONAL, INC.

                                        Effective as of July 12, 1999

Francis X. Suozzi
112 Brown Avenue

Spring Lake, New Jersey  07762

     Re:  Safety Components International, Inc.

Dear Mr. Suozzi:

     You have submitted your resignation as a member of the Board of Directors of Safety Components International, Inc. (the "Company"), effective as of July 12, 1999, and the Company has agreed to extend the exercise period, as set forth below, of the stock options (the "Options") previously granted to you pursuant to the Safety Components International, Inc. 1994 Stock Option Plan to purchase an aggregate of 35,000 shares of the Company's common stock, par value $.01 per share. The Options were granted on the dates, in the amounts, at the exercise prices and are exercisable for the terms set forth on Schedule I attached hereto. Notwithstanding the provisions contained in each of the stock option agreements entered into between the Company and you in connection with the issuance of the Options, each Option shall hereby be exercisable for the remainder of the term of such Option as set forth on Schedule I attached hereto.


                                     SAFETY COMPONENTS INTERNATIONAL, INC.

                                      By:_______________________________________
                                          Name:
                                          Title:

Accepted and Agreed to:

-----------------------
Francis X. Suozzi

                                   Schedule I

         Number of
          Options     Grant Date           Exercise Price      Exercise Period
          -------     ----------           --------------      ---------------

            1,500     May 6, 1994               $10.00              10 years
            1,500     January 2, 1995           $21.00              10 years
            1,500     January 2, 1996           $14.88              10 years
            2,500     January 2, 1997           $10.25              10 years
            2,500     January 2, 1998           $12.75              10 years
            1,500     January 13, 1998          $13.75              10 years
           10,000     March 26, 1998            $14.125             10 years
            4,000     January 1, 1999           $15.875             10 years
           10,000     May 5, 1999               $5.125              10 years
          ------
 Total:   35,000
          ======